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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 20, 2005

                                ---------------

                               USURF AMERICA, INC.
               (Exact name of registrant as specified in Charter)

           Nevada                       1-15383                91-2117796
-------------------------------   ---------------------       -------------
(State or other jurisdiction of   (Commission File No.)       (IRS Employee
incorporation or organization)                              Identification No.)

                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                  303-789-7100
                            (Issuer Telephone number)

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

Item 4.01 Changes in Registrant's Certifying Accountants

      Hein & Associates LLP, the independent accountants who had been engaged by Usurf America, Inc. (the "Company") as the principal accountants to audit the Company's consolidated financial statements, has been dismissed as the Company's principal accountants effective as of January 20, 2005.

      The decision to dismiss Hein & Associates LLP was made by the Board of Directors of the Company.

      The reports of Hein & Associates LLP with respect to the audited financial statements of the Company for the fiscal years ended December 31, 2002 and December 31, 2003, were modified as to uncertainty that the Registrant will continue as a going concern; other than that, the reports did not contain an adverse opinion, or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals.

      For the audited years ended December 31, 2002 and December 31, 2003, and during the year 2004 through and 2005 through January 20, 2005 (the effective date of the dismissal of Hein & Associates LLP), there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports. In addition, the dismissal of Hein & Associates LLP was not caused by, or related to, any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports.

      On January 20, 2005, the Company engaged the firm of AJ. Robbins, PC as its new auditors. The decision to retain the services of AJ. Robbins, PC was approved by the Company's Board of Directors.

      Prior to engaging AJ. Robbins, PC, the Company had not consulted AJ. Robbins, PC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with AJ. Robbins, PC regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information

            Not applicable.

      (c) Exhibits.

Exhibit No.       Description
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16.1.             Letter of Hein & Associates LLP dated January 24, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Usurf America, Inc.


                                        By: /s/ Douglas O. McKinnon
                                           -------------------------------------
                                           President and Chief Executive Officer

Dated: January 24, 2005